EXHIBIT 10.3

                     FORM OF COMMON SHARES PURCHASE WARRANT

     The transfer of the securities represented by this certificate has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, except as permitted by applicable law and in accordance with this legend.

     These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption therefrom. The holder of the securities represented by this certificate acknowledges that it will be required to bear the financial risks of this investment for an indefinite period of time.

     By the acceptance hereof, the holder agrees that these securities may not be made subject to a security interest, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, and applicable state securities laws or an opinion of counsel reasonably satisfactory to the issuer that registration is not required under the Securities Act of 1933, as amended, and applicable state securities laws.

                         COMMON SHARES PURCHASE WARRANT

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.

                   WARRANT TO PURCHASE _________ COMMON SHARES


     This is to certify that, for value received, ______________________, or its successors or assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Common Shares Purchase Warrant ("Warrant"), from INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP., an Indiana corporation (the "Company"), at any time before 5:00 p.m., Indianapolis, Indiana time, on the Expiration Date, at the Exercise Price, _____________ Common Shares of the Company ("Warrant Shares").

     1.   Certain Definitions. As used in this Warrant:

          (a) "Bridge Loan" means the loan of even date herewith to Perfect Line, Inc., an Indiana corporation and wholly-owned subsidiary of the Company, in the aggregate principal amount of $700,000 under a Note Purchase and Security Agreement between the Company, on the one hand, and Holder, Tampa Bay Financial, Inc., William R. Donaldson and Erik Risman, on the other hand.

          (b) "Common Shares" shall mean the common shares authorized by the Articles of Incorporation of the Company.

          (c) "Exercise Price" shall mean $0.17 per Warrant Share.

          (d) "Expiration Date" means the earlier of: (i) June 30, 2004; or (ii) six months following payment of the Bridge Loan in full.

     2.   Exercise of Warrant; Restrictions.

          (a) This Warrant may be exercised, in whole or in part, at any time prior to the Expiration Date, subject to the restrictions and conditions specified herein, by presentation and surrender of this Warrant to the Company at its principal office (or such other office as the Company may designate by notice in writing to the Holder), with the Subscription Form annexed hereto completed for purchase of the designated number of Warrant Shares, and duly executed and accompanied by payment of the Exercise Price due in connection with such exercise. Upon receipt by the Company of this Warrant, in proper form for exercise, and upon payment of the Exercise Price, the Holder shall, on the exercise date specified on the Subscription Form, be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that certificates representing those Warrant Shares shall not then be actually issued and delivered to the Holder. As soon as is practicable after any exercise, or partial exercise, of this Warrant and payment of the sum payable upon the exercise, and, in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon the exercise, along with a warrant for any remaining Warrant Shares purchasable hereunder, which otherwise contains the same terms and conditions set forth herein.

          (b) The Exercise Price may be paid in cash or by certified or cashier's check.

     3. Representations, Warranties and Covenants of Holder regarding the Warrant and Warrant Shares.

          (a) Not Registered. The Holder acknowledges and understands that the Warrant and Warrant Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities laws, and are being issued to Holder in reliance upon exemptions from registration, based, in part, upon the representations of the Holder made in this Agreement.

          (b) Investment Intent. Except to the extent contemplated under this Agreement, the Holder represents and warrants that it is receiving the Warrant and Warrant Shares for investment purposes only and for its own account as principal, and not with a view to, or for, resale or distribution, except as permitted by applicable law.

          (c) Risk. The Holder recognizes that it must bear the economic risk of the investment in the Warrant and Warrant Shares for an indefinite period of time and acknowledges that the Warrant and Warrant Shares may not be sold, pledged, hypothecated, encumbered or otherwise transferred or subjected to a security interest unless such Warrant and Warrant Shares are first registered under applicable federal and state securities laws or unless an exemption from registration is available which is confirmed by the issuer's legal counsel prior to transfer thereof.

          (d) Information. The Holder represents and warrants that it: (i) has received all documents and other information concerning the Company that it has requested and as a result of its study of the information and prior overall experience in financial matters, it is properly able to evaluate the capital structure of the Company, the business of the Company and the risks inherent in an investment therein; (ii) understands that the Warrant and Warrant Shares are not liquid and, except for the Common Shares of the Company, are not traded on any public exchange or market; and (iii) has been given the full opportunity to obtain any additional information or documents from, and to ask questions of, the Company's officers and directors to the extent necessary to evaluate the merits and risks related to the investment in the Company.

          (e) Legend. The Holder acknowledges and agrees that the following legend will be placed on each certificate representing the Warrant Shares and any other documents evidencing ownership of the Warrant and Warrant
     Shares:

          "The transfer of the securities represented by this certificate has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, except as permitted by applicable law and in accordance with this legend.

          These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption therefrom. The holder of the securities represented by this certificate acknowledges that it will be required to bear the financial risks of this investment for an indefinite period of time.

          By the acceptance hereof, the holder agrees that these securities may not be made subject to a security interest, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, and applicable state securities laws or an opinion of counsel reasonably satisfactory to the issuer that registration is not required under the Securities Act of 1933, as amended, and applicable state securities laws."


     4. Reclassification, Consolidation, Merger or Asset Sale. In case of any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change other than a change in par value, or from par value to no par value, or from no par value to par value, or a subdivision or combination of outstanding securities issuable upon exercise of the Warrant) or in the case of a sale of all or substantially all of the Company's assets (an "Asset Sale"), the Company, or the successor corporation, as the case may be, shall, without payment of any additional consideration therefor, issue a new Warrant upon surrender of this Warrant, providing that the Holder thereof shall have the right to receive for each Common Share which the Holder hereof would have received upon exercise of this Warrant the kind and amount of shares, other securities, money and property receivable upon such reclassification, change, consolidation, merger or Asset Sale by a holder of one Common Share immediately prior to such events. The provisions of this Section 4 shall similarly apply to successive reclassifications, changes, consolidations, mergers and Asset Sales.

     5. Subdivision or Combination of Shares. If the Company, while this Warrant is outstanding, shall subdivide or combine its Common Shares, the Exercise Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination or, if the Company shall take a record of holders of its Common Shares for the purpose of so combining, as at such record date, whichever is earlier. Upon any adjustment in the Exercise Price pursuant to the foregoing provision, the number of Common Shares purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     6. Adjustments for Dividends in Stock or Other Securities or Property. If, at any time while this Warrant or any portion thereof remains outstanding and unexpired, the holders of the Company's Common Shares shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company by way of dividend or other distribution, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefore, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such event, retained such shares and/or all other or additional stock or other securities or property that would have been received by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of Sections 4-6.

     7. Reservation of Shares; Shares Fully Paid. The Company covenants and agrees that at all times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of Common Shares as shall be required for issuance upon exercise of this Warrant. The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all issue taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that issuance of certificates for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses, if any, shall be paid by the Company.

     8. Transfer of Warrant. The transfer of this Warrant is restricted as set forth in the legend on page 1 of this Warrant. Ownership of this Warrant may only be transferred by notation on the books of the Company of the name of the new owner after presentation of an assignment in the form attached hereto.

     9.   Piggyback Registration Rights. The Company agrees that:

          (a) The Company will include the Shares underlying this Warrant in any registration statement filed under the Securities Act of 1933, as amended (the "Act"), in conformity with the Act and rules and regulations (the "Rules under the Act") of the Securities and Exchange Commission (the "Commission") and will thereafter use its best efforts to cause said registration to become effective as soon as possible so as to permit the holders of the underlying Shares publicly to offer or sell the Shares through the facilities of the over-the-counter market or any securities exchange on which the Company's Common Stock may be listed. The Company may include other Shares of its Common Stock in any such registration unless the underwriter of such offering advises the Company that the inclusion of such other Shares would adversely affect the market, in which case the Company shall be entitled to sell its Shares for its own account, all the other shares, including Shares under this Warrant as well as other Shares which are subject of registration rights agreements shall be included in this registration, on a pro rata basis to the extent that the underwriter advises the Company it will not adversely affect the market. Such registration relating to the Warrant or the Shares purchased upon exercise of the Warrant which is undertaken pursuant to a request to the Company made in accordance with this subsection 9(a) shall be solely at the cost and expense of the Company.

          (b) If at any time the Company proposes to register any Shares of its Common Stock under the Act (other than securities being registered in connection with an acquisition by the Company or pursuant to an employee stock option or similar plan), the Company will each such time give written notice of its intention to do so to Warrant Holder and to any other record holder or holders of the Warrant or Warrants, as the case may be and permit such Holders to elect to exercise its Warrant or Warrants, and, if the Warrants have been exercised in whole or in part, to each holder of record of the Shares purchased upon such exercise, and on Holder's written request given within twenty (20) days after receipt of the notice, the Company shall use its best efforts to cause the Shares, to be included with the securities registered under the Act. The Company shall give written notice to Holder and to each such holder or holders of the proposed filing of a registration statement at least thirty (30) days prior to such filing, and a prompt written notice of the proposed filing of amendments to such registration statement. Any registration of the Shares which is undertaken pursuant to a request to the Company made in accordance with this subsection 9(b) shall be solely at the cost and expense of the Company, provided, however, that the Holder shall be fully responsible for any underwriters discount or commission applicable to the Holder's Shares.

          (c) The costs and expenses to be borne by the Company for purposes of subsection 9(a) and subsection 9(b) shall include, without limitation, all printing expenses (including a reasonable number of prospectuses for circulation by the selling holders of the Shares), all legal fees and disbursements of the Company's counsel, Blue Sky expenses, accounting fees of the Company, and filing fees, and all accountable expenses of the underwriters or similar charges attributable to the Shares owned by the holders thereof provided that the holders shall be fully responsible for any underwriter's discount or commission applicable to the Holder's Shares. Notwithstanding the foregoing, the Company's obligation to register the Shares pursuant to this Section 9 shall be limited such that: (i) the Company shall have no obligation to include Shares in a registration statement under the Act to the extent that in the opinion of Counsel satisfactory to the holder of such Shares, such holder is then eligible to resell such Shares immediately under Rule 144 under the Securities Act of 1933, as amended; (ii) the Company shall be required to register securities only if and to the extent that holders seeking to register furnish the Company with a written statement of their intention to sell and such other information as the Company may reasonably request; (iii) the Company's obligation to register the Shares pursuant to subsections 9(a) or 9(b) shall expire after the three (3) years following the date of this Warrant; and (iv) the Company shall not be obligated to keep any registration statement filed in accordance with this Section 9 effective for more than ninety (90) days.

          (d) To the fullest extent permitted by law, the Company agrees to indemnify each holder, and each underwriter, of the Shares being sold by any such holder pursuant to this Section 9 (and any person who controls such holder or underwriter within the meaning of Section 15 of the Securities Exchange Act of 1934, as amended against all claims, losses, damages, liabilities and expenses under the Act, the Securities and Exchange Act of 1934, as amended, or other Federal or State statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement filed pursuant to this Section 9 or in any amendment thereof, or in any preliminary prospectus or prospector relating thereto, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state a material fact required thereto, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any such holder or underwriter in respect of any claims, losses, damages, liabilities or expenses resulting from any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter specifically for use in connection with such registration statement and prospectus; and each holder and underwriter agrees to indemnify, to the fullest extent permitted by law, the Company, each person, if any, who controls the Company within the meaning of said Section 15, and each Director and Officer of the Company who signs the registration statement in question, against claims, losses, damages, liabilities and expenses which they may incur by reason of any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter, as the case may be, specifically for use in connection with such registration statement prospectus.

     9. Addresses for Notice. All notices and communications provided for herein shall be in writing and, except as otherwise specifically provided herein, shall be deemed given when hand delivered or sent by registered or certified mail, return receipt requested, or sent by overnight delivery service addressed as follows: (a) if to the Company, to Interactive Motorsports and Entertainment Corp., 5624 West 73rd Street, Indianapolis, IN 46278, Attention: William R.
Donaldson; or (b) if to the Holder, to the Holder's last known address as specified in writing to the Company, from time to time.

     10. Applicable Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Indiana.



     IN WITNESS WHEREOF this Common Shares Purchase Warrant has been issued as of March 7, 2003.

                        INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.


                        ------------------------------------------------
                        William R. Donaldson, Chairman

                                  SUBSCRIPTION

     The undersigned ROPART ASSET MANAGEMENT FUND, LLC, pursuant to the provisions of the Common Shares Purchase Warrant dated March 7, 2003, attached hereto, hereby elects to purchase ____________ Common Shares of INTERACTIVE MOTORSPORTS AND ENTERTAINMENT Corp., an Indiana corporation, and herewith makes payment of the Exercise Price for those Common Shares in the aggregate amount of $-------------.


                            Signature:____________________________

                            Printed:______________________________

                            Title: _______________________________

                            Date:_________________________________

                                   ASSIGNMENT

     The undersigned, ROPART ASSET MANAGEMENT FUND, LLC hereby sells, assigns and transfers to the persons indicated below all of the rights of the undersigned under the Common Shares Purchase Warrant dated March 7, 2003 issued by INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP., an Indiana corporation, (the "Warrant"), a copy of which is attached hereto, with respect to that portion of Common Shares purchasable under the Warrant as indicated below:


NAME OF ASSIGNEE             ADDRESS              NUMBER OF COMMON SHARES OF
                                                       WARRANT ASSIGNED







                                    --------------------------------
                                    Signature

                                    --------------------------------
                                    Witness


Dated:_______________________________

                              SCHEDULE IDENTIFYING
                                MATERIAL DETAILS

            Number of Common Shares          Holder

                   2,944,176                 Ropart Asset Management Fund, LLC

                    294,188                  Erik Risman